SUPPLEMENT TO PROSPECTUS

Dated December 21, 2007

Prospectus Dated August 28, 2007

Nuveen Municipal Trust

Nuveen All-American Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Effective December 21, 2007, William M. Fitzgerald will no longer serve as portfolio manager of the Intermediate Duration Municipal Bond Fund and J. Thomas Futrell will no longer serve as portfolio manager of the all-American Municipal Bond Fund. The portfolio managers listed below have assumed management responsibility for the specified funds, also effective December 21, 2007.

As in the past, each fund will continue to utilize a team approach, and each lead portfolio manager has extensive experience managing municipal bond portfolios. There have been no changes in any fund’s investment objectives, policies or day-to-day portfolio management practices.

Fund	Portfolio Manager	Investment Experience

Nuveen All-American Municipal Bond Fund	John Wilhelm	Johnathan N. Wilhelm, JD, is Vice President and Portfolio Manager with Nuveen Asset Management (since 1999). He currently co-manages three of Nuveen’s high yield municipal bond funds, with a total of approximately $5.6 billion under management.

Nuveen Intermediate Duration Municipal Bond Fund	Paul Brennan	Paul L. Brennan, CFA, CPA, is Vice President with Nuveen Asset Management (since 2002). He became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He currently manages 15 Nuveen-sponsored funds, with a total of approximately $12.3 billion under management.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-MUNI-1207D